Exhibit 99.1
MACQUARIE INFRASTRUCTURE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
The following unaudited pro forma consolidated condensed statements of operations for the six months ended June 30, 2018 and for the fiscal year ended December 31, 2017 is presented as though the sale of the Bayonne Energy Center power generation facility (“BEC”) had occurred as of the beginning of the earliest period presented. The following unaudited pro forma consolidated condensed balance sheet as of June 30, 2018 is presented as though the sale of BEC had occurred on June 30, 2018. Pro forma adjustments are described in the accompanying notes to the unaudited pro forma financial information and are based upon the historical financial statements of MIC and information available at the time of preparation and reflect certain assumptions that MIC believes are reasonable under the circumstances. Accordingly, the pro forma adjustments reflected in the unaudited pro forma financial information are preliminary and subject to revision and the actual amounts ultimately reported could differ from these estimates. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the operating results or financial position that would be achieved had MIC’s sale of BEC been consummated on the dates indicated and should not be construed as being representative of MIC’s future results of operations or financial position.

MACQUARIE INFRASTRUCTURE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
($ in Thousands, Except Share Data)
	As of June 30, 2018
	As Reported	Pro Forma Adjustments	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$53,976	$649,674(a)	$703,650
Restricted cash	27,509	—	27,509
Accounts receivable, net	128,629	—	128,629
Inventories	31,495	—	31,495
Prepaid expenses	10,073	—	10,073
Fair value of derivative instruments	15,893	—	15,893
Other current assets	14,261	—	14,261
Assets held for sale	951,982	(951,982)(b)	—
Total current assets	1,233,818	(302,308)	931,510
Property, equipment, land and leasehold improvements, net	3,760,023	—	3,760,023
Investment in unconsolidated business	9,073	—	9,073
Goodwill	2,046,896	—	2,046,896
Intangible assets, net	833,325	—	833,325
Fair value of derivative instruments	26,652	—	26,652
Other noncurrent assets	26,527	—	26,527
Total assets	$7,936,314	$(302,308)	$7,634,006
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Due to Manager – related party	$7,435	$—	$7,435
Accounts payable	42,187	—	42,187
Accrued expenses	71,293	(1,145)(c)	70,148
Current portion of long-term debt	42,676	—	42,676
Fair value of derivative instruments	730	—	730
Other current liabilities	39,709	—	39,709
Liabilities held for sale	307,149	(307,149)(b)	—
Total current liabilities	511,179	(308,294)	202,885
Long-term debt, net of current portion	3,342,260	—	3,342,260
Deferred income taxes	651,080	—	651,080
Fair value of derivative instruments	1,705	—	1,705
Other noncurrent liabilities	186,020	—	186,020
Total liabilities	4,692,244	(308,294)	4,383,950
Commitments and contingencies	—	—	—
Stockholders’ equity:
Common stock ($0.001 par value; 500,000,000 authorized; 85,186,385 shares issued and outstanding at June 30, 2018)	$85	$—	$85
Additional paid in capital	1,655,367	—	1,655,367
Accumulated other comprehensive loss	(33,466)	—	(33,466)
Retained earnings	1,458,767	5,986(d)	1,464,753
Total stockholders’ equity	3,080,753	5,986	3,086,739
Noncontrolling interests	163,317	—	163,317
Total equity	3,244,070	5,986	3,250,056
Total liabilities and equity	$7,936,314	$(302,308)	$7,634,006

See accompanying notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

MACQUARIE INFRASTRUCTURE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
($ in Thousands, Except Share and Per Share Data)
	Six Months Ended June 30, 2018
	As Reported	Pro Forma Adjustments	Pro Forma
Revenue
Service revenue	$778,606	$—	$778,606
Product revenue	201,030	(39,974)(e)	161,056
Total revenue	979,636	(39,974)	939,662
Costs and expenses
Cost of services	367,195	—	367,195
Cost of product sales	100,549	(6,128)(e)	94,421
Selling, general and administrative	175,884	(9,255)(e)	166,629
Fees to Manager – related party	23,780	—	23,780
Depreciation	122,444	(12,156)(e)	110,288
Amortization of intangibles	35,440	(1,856)(e)	33,584
Total operating expenses	825,292	(29,395)	795,897
Operating income	154,344	(10,579)	143,765
Other income (expense)
Interest income	191	(32)(e)	159
Interest expense	(49,077)	1,767(e)	(47,310)
Other income, net	6,290	—	6,290
Net income before income taxes	111,748	(8,844)	102,904
Provision for income taxes	(28,674)	3,095(f)	(25,579)
Net income	83,074	(5,749)	77,325
Less: net loss attributable to noncontrolling interests	(32,126)	—	(32,126)
Net income attributable to MIC	$115,200	$(5,749)	$109,451
Basic income per share attributable to MIC	$1.36	$(0.07)	$1.29
Weighted average number of shares outstanding: basic	84,952,551		84,952,551
Diluted income per share attributable to MIC	$1.34	$(0.06)	$1.28
Weighted average number of shares outstanding: diluted	89,316,951		89,316,951

See accompanying notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

MACQUARIE INFRASTRUCTURE CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
($ in Thousands, Except Share and Per Share Data)
	Year Ended December 31, 2017
	As Reported	Pro Forma Adjustments	Pro Forma
Revenue
Service revenue	$1,445,832	$—	$1,445,832
Product revenue	368,881	(78,314)(e)	290,567
Total revenue	1,814,713	(78,314)	1,736,399
Costs and expenses
Cost of services	624,214	—	624,214
Cost of product sales	164,311	(8,628)(e)	155,683
Selling, general and administrative	331,345	(16,123)(e)	315,222
Fees to Manager – related party	71,388	—	71,388
Depreciation	234,164	(21,841)(e)	212,323
Amortization of intangibles	68,253	(3,713)(e)	64,540
Total operating expenses	1,493,675	(50,305)	1,443,370
Operating income	321,038	(28,009)	293,029
Other income (expense)
Interest income	199	(43)(e)	156
Interest expense	(110,602)	8,825(e)	(101,777)
Other income, net	11,323	—	11,323
Net income before income taxes	221,958	(19,227)	202,731
Benefit for income taxes	234,154	8,652(f)	242,806
Net income	456,112	(10,575)	445,537
Less: net income attributable to noncontrolling interests	4,910	—	4,910
Net income attributable to MIC	$451,202	$(10,575)	$440,627
Basic income per share attributable to MIC	$5.42	$(0.12)	$5.30
Weighted average number of shares outstanding: basic	83,204,404		83,204,404
Diluted income per share attributable to MIC	$5.13	$(0.12)	$5.01
Weighted average number of shares outstanding: diluted	91,073,362		91,073,362

See accompanying notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements.

Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements
1.   Basis of Presentation
The unaudited pro forma consolidated condensed financial information presented here is based on the historical consolidated financial statements of the Company. The unaudited pro forma consolidated condensed balance sheet assumes the sale of BEC was consummated as of June 30, 2018. The unaudited pro forma consolidated condensed statements of operations for the six months ended June 30, 2018 and the fiscal year ended December 31, 2017 assume the sale of BEC was consummated as of the beginning of the earliest period presented.
2.   Unaudited Pro Forma Consolidated Condensed Balance Sheet Information
The following adjustments to the consolidated condensed balance sheet as of June 30, 2018, reflect the sale of BEC, net of purchase price adjustments and transaction costs, as though the sale occurred on June 30, 2018.
(a)
BEC sales price of  $900.0 million, net of outstanding debt balance of  $243.5 million, purchase price adjustments and transaction costs.

(b)
To eliminate assets and liabilities of BEC classified as held for sale at June 30, 2018 as reported in the Company’s financial statements for the quarter then ended.

(c)
Reversal of transaction costs incurred through the six months ended June 30, 2018.

(d)
Preliminary estimated pre-tax gain.

3.   Unaudited Pro Forma Consolidated Condensed Statements of Operations
The unaudited pro forma consolidated condensed statements of operations for the six months ended June 30, 2018 and for the fiscal year ended December 31, 2017 include adjustments made to historical financial information of the Company assuming that the sale of BEC was consummated on January 1, 2018 for the six months ended June 30, 2018 and on January 1, 2017 for the fiscal year ended December 31, 2017. These adjustments reflect the elimination of the results of operations of BEC as a result of the transaction. The unaudited pro forma consolidated condensed financial statements does not include the impact of any estimated pre-tax gain or transaction costs from the sale of BEC in any of the periods presented.
(e)
To eliminate BEC’s results of operations for the period. For the six months ended June 30, 2018, the pro forma adjustments also includes $1.1 million of transaction costs in selling, general and administrative expenses. See “(c)” above.

(f)
Pro forma adjustments impact using an estimated effective tax rate of 35.0% and 45.0% for the six months ended June 30, 2018 and for the fiscal year ended December 31, 2017, respectively.